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                                                                    EXHIBIT 99.2


I, Thomas E. Beier, Senior Vice President - Finance and Chief Financial Officer of IVAX Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


(3) the Quarterly Report of IVAX Corporation on Form 10-Q for the quarterly period ended June 30, 2002 (the "Periodic Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of IVAX Corporation.




                                     /s/ Thomas E. Beier
                                     ----------------------------------------
                                     Thomas E. Beier
                                     Senior Vice President - Finance and
                                     Chief Financial Officer
                                     August 13, 2002